SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)         April 23, 2001
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                        Lund International Holdings, Inc.
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               (Exact Name of Registrant as Specified in Charter)


            Delaware                      0-16319                41-1568618
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(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
        Incorporation)                                       Identification No.)


3700 Crestwood Parkway, Suite 1000, Duluth, Georgia                 30096
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     (Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code        (770) 688-2050
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


(c)      EXHIBITS.

         99.1 Power Point presentation delivered by Registrant's Chief Executive Officer and President at the Registrant's annual meeting of its shareholders held April 23, 2001.

         99.2 Prepared oral remarks delivered by the Registrant's Chief Executive Officer and President at the Registrant's annual meeting of its shareholders held April 23, 2001.


ITEM 9. REGULATION FD DISCLOSURE.

Lund International Holdings, Inc.'s ("Lund") Chief Executive Officer and President, Dennis W. Vollmershausen, delivered a presentation at the annual meeting of Lund's shareholders held April 23, 2001. A text version of the Power Point presentation is attached as Exhibit 99.1. Mr. Vollmershausen's prepared oral remarks delivered during the Power Point presentation are attached as
Exhibit 99.2.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      LUND INTERNATIONAL HOLDINGS, INC.



Date:  April 23, 2001                 By   /s/ Dennis W. Vollmershausen
                                           ----------------------------
                                              Dennis W. Vollmershausen
                                      Its  Chief Executive Officer and President

                                  EXHIBIT INDEX

         99.1 Power Point presentation delivered by Registrant's Chief Executive Officer and President at the Registrant's annual meeting of its shareholders held April 23, 2001.

         99.2 Prepared oral remarks delivered by the Registrant's Chief Executive Officer and President at the Registrant's annual meeting of its shareholders held April 23, 2001.